Promissory Note - HBCO


THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS NOTE MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER SAID ACT WHERE THE HOLDER HAS FURNISHED TO THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.


Date: February 10, 1997                     US$ 300,000

HUNGARIAN TELECONSTRUCT CORP.

6% Promissory Note due June 30, 1997


     This Promissory Note ("Note") is a duly authorized
Promissory Note of Hungarian Teleconstruct Corp., a corporation organized and existing under the laws of the State of Delaware
(the "Company") in the principal amount of Three Hundred Thousand and No/100 Dollars (U.S. $300,000).


          FOR VALUE RECEIVED, the undersigned, Hungarian Teleconstruct Corp., a Delaware corporation (the "Payor"), having its executive office and principal place of business at 227 Route 206, Flanders, New Jersey 07836, hereby promises to pay to Hungarian Broadcasting Corp., a Delaware Corporation (the "Payee"), having an address at 445 Park Avenue, New York, NY 10022 on the earlier to occur of (i) June 30, 1997 or (ii) a closing (the "Closing") of any offering by the Payor of its securities, or (iii) sale by Payor of any of its assets, at the Payee's address set forth hereinabove or, at such other place as the Payee shall hereafter specify in writing, the principal sum of Three Hundred Thousand and No/100 Dollars (U.S. $300,000) in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts.

          1. Interest and Payment.
                        1.1 The unpaid principal amount hereof shall bear simple interest from the date hereof at the rate of 6% per annum until the Maturity Date (or until any such earlier date of payment if this Note is prepaid as herein provided).
                        1.2 Interest shall be payable in full on the Maturity Date (or on any such earlier date of payment if this Note is prepaid as herein provided).
                        1.3 If payment of the principal amount hereof and interest accrued thereon is not made when due and payable, at the Maturity Date or upon acceleration, then interest shall accrue on such unpaid amount from the date of nonpayment to the date of payment.

          2. Prepayment. At the option of the Payor, this Note may be prepaid in whole or in part at any time or from time to time, without penalty or premium. Each partial prepayment of this Note shall first be applied to interest accrued through the date of prepayment and then to principal.

          3. Events of Default. If any of the following conditions, events or acts (each shall constitute an "Event of Default" hereunder) shall occur:
                        3.1 The dissolution of the Payor, or any of its subsidiaries ("Subsidiary"); or
                        3.2 the Payor's or a Subsidiary's insolvency, assignment for the benefit of creditors, application for or appointment of a receiver, filing of a voluntary or involuntary petition under any provision of any bankruptcy or similar law or any other statute affording relief to debtors; or there shall be commenced against the Payor or any Subsidiary any such proceeding or filed against the Payor or a Subsidiary any such application or petition which proceeding, application or petition is not dismissed or withdrawn within thirty (30) days of commencement or filing as the case may be; or
                        3.3   the failure by the Payor to make any
payment of any amount of principal on, or accrued interest under, this Note, as and when the same shall become due and payable; or
                        3.4   the commencement of a proceeding to
foreclose the security interest or lien in any property or assets to satisfy the security interest or lien therein of any secured creditor of the Payor whose debt is in excess of $50,000; or
                        3.5   the entry of a final judgment for the
payment of money in excess of $50,000 by a court of competent jurisdiction against the Payor or any Subsidiary, which judgment the Payor shall not discharge (or provide for such discharge) in accordance with its term within thirty (30) days of the date of entry thereof, or procure a stay of execution thereof within thirty (30) day period, or such longer period during which execution of such judgment shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal;

                              then, in any such event and at any time
thereafter, while such Event of Default is continuing, the indebtedness evidenced by this Note shall immediately become due and payable, both as to principal and interest, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, notwithstanding anything contained herein to the contrary.

          4. Suits for Enforcement and Remedies. If any one or more Events of Default shall occur and be continuing, the holder of this Note may proceed to protect and enforce such holder's rights either by suit in equity or by action at law, or both, whether for the specific performance of any covenant, condition or agreement contained in this Note or in any agreement or document referred to herein or in aid of the exercise of any power granted in this Note or in any agreement or document referred to herein, or proceed to enforce the payment of this Note or to enforce any other legal or equitable right of the holder of this Note. No right or remedy herein or in any other agreement or instrument conferred upon the holder of this Note is intended to be exclusive of any other right or remedy, and each and every such right or remedy shall be cumulative and shall be in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

          5. Collateral Security
                        5.1 To secure the payment of this Note and the indebtedness evidenced hereby, the Payor has pledged cthe proceeds of the balance of a certain loan made for Payor to Payee in or about November 1994 and the proceeds of a debt owed to Payor by Peter E. Klenner arising out of the sale of a property on Kelenhegy in Budapest of Hungarian Broadcasting Corp. which are registered in the name of Payor.
                        5.2 The Payor shall have the right to prepay the unpaid principal in whole or in part at any time at its option, without penalty or payment of interest beyond the day of any such prepayment.

          6. Unconditional Obligation; Fees, Waivers, Other.
                        6.1   The obligations to make the payments
provided for in this Note are absolute and unconditional and not subject to any defense, set-off, counterclaim, rescission, recoupment or adjustment whatsoever.
                        6.2 If the holder of this Note shall institute any action to enforce the collection of any amount of principal of and/or interest of this Note, there shall be immediately due and payable from the Payor, in addition to the then unpaid sum of this Note, all reasonable costs and expenses incurred by the Payee in connection therewith, including, without limitation, reasonable attorneys' fees and disbursements.
                        6.3   No forbearance, indulgence, delay or
failure to exercise any right or remedy with respect to this Note shall operate as a waiver, nor as an acquiescence in any default, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy.
                        6.4   This Note may not be modified or
discharged except by a writing duly executed by the Payor and the Payee.
                        6.5 The Payor hereby expressly waives demand and presentment for payment, notice of nonpayment, notice of dishonor, protest, notice of protest, bringing of suit, and diligence in taking any action to collect amounts called for hereunder, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission with respect to the collection of any amount called for hereunder or in connection with any right, lien, interest or property at any and all times which the Payee had or is existing as security for any amount called for hereunder.
                        6.6 The Payor shall bear all of its expenses, including attorneys' fees incurred in connection with the preparation of this Note.

          7. Miscellaneous.
                        7.1 The headings of the various paragraphs of this Note are for convenience of reference only and shall in no way modify any of the terms or provisions of this Note.
                        7.2 All notices required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given when personally delivered or sent by registered or certified mail, return receipt requested, postage prepaid, to the address of the intended recipient set forth in the preamble to this Note or at such other address as the intended recipient shall have hereafter given to the other party hereto pursuant to the provisions hereof.
                        7.3   This Note shall bind the Payor and its
successors and assigns.

                              HUNGARIAN TELECONSTRUCT CORP.



                              By:
                                   Frank R. Cohen, Treasurer

ATTEST:



Secretary